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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported):             November 1, 2002
------------------------------------------------              ----------------



                                  POPULAR, INC.
                ------------------------------------------------
             (Exact name of registrant as specified in its charter)




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
          COMMONWEALTH OF PUERTO RICO                    NO. 0-13818             NO. 66-0416582
----------------------------------------------           -----------              -------------
(State or other jurisdiction of incorporation)           (Commission              (IRS Employer
                                                         File Number)          Identification No.)
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                      209 MUNOZ RIVERA AVENUE
                        HATO REY, PUERTO RICO            00918
              ---------------------------------------   ---------
              (Address of principal executive offices) (Zip Code)



   Registrant's telephone number, including area code:   (787) 765-9800
                                                         --------------



      -------------------------------------------------------------------
          (Former name or former address, if changed since last report)




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Item 5.  Other Events

         On November 1, 2002 each of the Chairman, President and Chief Executive Officer, Richard L. Carrion, and Senior Executive Vice President and Chief Financial Officer, Jorge A. Junquera, of Popular, Inc. submitted to the Securities and Exchange Commission certified statements in relation with the Company's Quarterly Report on Form 10-Q for the quarter ended September 30, 2002, pursuant 18 U.S.C. & 1350. A copy of each of these statements is attached hereto as Exhibit 99.1 and 99.2.



Item 7.           Financial Statements, Pro Forma Financial Information and
                  Exhibits

         (c)  Exhibits

         99.1 Certified statement of the Chairman, President and Chief Executive Officer, Richard L. Carrion, dated November 1, 2002

         99.2 Certified statement of the Senior Executive Vice President and Chief Financial Officer, Jorge A. Junquera, dated November 1, 2002


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                                    SIGNATURE



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                   POPULAR, INC.
                                   -------------
                                   (Registrant)






Date:  November 4, 2002                By:   S/Amilcar L. Jordan
       ----------------                      -------------------
                                      Name:  Amilcar L. Jordan, Esq.
                                  Title: Senior Vice President and Comptroller



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                                  EXHIBIT INDEX



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
      Exhibit Number                 Description
      --------------                 -----------

         99.1 Certified Statement of the Chairman, President and Chief Executive Officer, dated November 1, 2002.


         99.2 Certified Statement of the Senior Executive Vice President and Chief Financial Officer, dated November 1, 2002.
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